UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2008

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51980	20-3233358

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel	52520

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9602049

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        The Board of Directors of Israel Growth Partners Acquisition Corp. (the “Company”) has set a meeting date of July 17, 2008, for the Company’s special meeting of stockholders (the “Special Meeting”) described in the proxy statement/prospectus filed as part of a Registration Statement on Form F-4 filed by Negevtech Ltd. (“Negevtech”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2008, as amended.  The Special Meeting is being held to approve matters relating to the proposed merger of Negevtech Acquisition Subsidiary Corp., the wholly-owned subsidiary of Negevtech, with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Negevtech. As a result of the Merger (i) the outstanding shares of the Company’s common stock and Class B common stock will be converted into ordinary shares of Negevtech, and (ii) the Class W and Class Z Company warrants shall become exercisable for ordinary shares of Negevtech.

        The Board of Directors has set a record date of June 25, 2008 for the Special Meeting. The Special Meeting will be held at the time and place contained in the formal notice of the Special Meeting.

Important Additional Information Will be Filed with the SEC

         Negevtech has filed with the SEC a registration statement on Form F-4, which includes a proxy statement/prospectus for the stockholders of the Company. The stockholders of the Company are urged to read the registration statement and the proxy statement/prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about the Company, Negevtech and the Merger. The final proxy statement/prospectus will be mailed to stockholders of the Company after the registration statement is declared effective by the SEC.  The Company’s stockholders are urged to read the Registration Statement and the proxy statement/prospectus carefully when it becomes available, as it will contain important information about Negevtech Ltd., the Company, the Merger, the persons soliciting proxies related to the Merger, their interests in the Merger, and related matters. The Company’s stockholders and other investors will be able to obtain a free copy of the proxy statement/prospectus and the Registration Statement, as well as other filings containing information about the Company and Negevtech Ltd., without charge, at the Securities and Exchange Commission’s Internet site
(http://www.sec.gov).

        Copies of the prospectus/proxy statement and the filings with the Securities and Exchange Commission incorporated by reference in the prospectus/proxy statement can also be obtained, without charge, by directing a request to Israel Growth Partners Acquisition Corp., Yahalom Tower, 3a Jabotinsky St., Ramat Gan, Israel, or Negevtech Ltd. 12 Hamada St., Rehovot, Israel.

        The respective directors and executive officers of the Company and Negevtech and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company stockholders in connection with the Merger are set forth in the proxy statement/prospectus filed with the SEC. Information regarding the Company’s directors and executive officers are available in its Annual Report on Form 10-K for the fiscal year ended July 31, 2007, filed with the Securities and Exchange Commission. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement/prospectus and will be included in other relevant materials to be filed with the Securities and Exchange Commission when they become available.

        This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2008	ISRAEL GROWTH PARTNERS ACQUISITION CORP. By: /s/ Dror Gad —————————————— Dror Gad Executive Vice President and Chief Financial Officer